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                               AMENDMENT NO. 7 TO
                  PCS 1900 PROJECT AND SUPPLY AGREEMENT BETWEEN
                        VOICESTREAM WIRELESS CORPORATION
                                       AND
                              NORTHERN TELECOM INC.

                             SERVICEBUILDER PRODUCTS


THIS AMENDMENT No. 7 is entered into as of the last date signed by either party shown below by and between VOICESTREAM WIRELESS CORPORATION (hereinafter referred to as "Buyer"), a Washington corporation with offices located at 3650 131st Avenue, Bellevue S.E., Washington 98006 and NORTHERN TELECOM INC., a Delaware corporation with offices located at 2221 Lakeside Boulevard, Richardson, Texas 75082 (hereinafter referred to as "Seller" or "Nortel").

WHEREAS, Buyer and Seller are Parties to the PCS 1900 Project and Supply Agreement dated as of June 30, 1995, as amended (the "Supply Agreement"), and desire to amend the Supply Agreement to provide specific terms applicable to the sale of ServiceBuilder Products, Services and/or the license of software as contained herein.

NOW, THEREFORE Buyer and Seller agree as follows:

1. Add a new Annex 14, "ServiceBuilder Products and Services" as attached hereto.

2. Except as specifically modified herein, the Supply Agreement shall in all respects continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 7 to be effective on the day last written below.

NORTHERN TELECOM INC.                       VOICESTREAM WIRELESS CORPORATION
A DELAWARE CORPORATION                      A WASHINGTON CORPORATION


By: /s/  Douglas Patterson                By:  /s/ Bob Stapleton
   -------------------------------           -----------------------------------
           (Signature)                                (Signature)

Name:    Douglas Patterson                Name:    Bob Stapleton
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             (Print)                                    (Print)

Title:    VP Finance                      Title:   President
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Date:     May 14, 1999                    Date:    April 20, 1999
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